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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 Date of report:
                                October 16, 2002
                        Date of earliest event reported:
                                October 14, 2002


                            ARMSTRONG HOLDINGS, INC.
                            ------------------------
             (Exact Name of Registrant as Specified in its Charter)

        Pennsylvania                  333-32530                 23-3033414
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(State of Organization)   (Commission File Number)         (I.R.S. Employer
                                                          Identification No.)

               2500 Columbia Avenue Lancaster, Pennsylvania 17603
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         (Address of Registrant's Principal Executive Office)(Zip Code)

                                 (717) 397-0611
                                 --------------
              (Registrant's telephone number, including area code)

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Item 5. Other Events.

On October 14, 2002 Donald C. Clark retired as a director of Armstrong Holdings, Inc. Due to the Company's mandatory retirement age for directors, Mr. Clark's term of office ordinarily would have ended in the Spring of 2002 had an annual meeting been held at that time. Notwithstanding, he remained with the board through substantial progress in developing a plan of reorganization of the Company's subsidiary, Armstrong World Industries Inc.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ARMSTRONG HOLDINGS, INC.

                                        By: /s/ Walter T. Gangl
                                            ----------------------
                                                Walter T. Gangl
                              Deputy General Counsel and Assistant Secretary


Date: October 16, 2002